THE GREAT AMERICAN BACKRUB STORE, INC.
                               425 MADISON AVENUE
                               NEW YORK, NY 10017

                                                                February 1, 1996

Horatio Management Services Corp. (the "Consultant")
411 Hackensack Avenue, Lobby Level
Hackensack, NJ 07601

Attn: Mr. Herman Epstein,
Chairman

Ladies and Gentlemen:

                  This is to confirm the mutual understanding between the Consultant and The Great American BackRub Store, Inc. (the "Company") as follows:

                  The Company is in the business of creating a national chain of company-owned and franchised retail stores (the "Stores") under the name "The Great American BackRub Store" which offer reasonably priced backrubs to customers while they are seated and clothed in a clean, safe and non-threatening environment. In such connection, the Company is owner and holder of lease and sublease positions relating to the Stores.

                  The  Consultant  is   experienced  in  the  retail   industry,
including management, operation, leasing and financing of real and personal property and is willing to render such services to Company.

                  The Company has previously employed and is desirous of continuing to obtain the services of Consultant to assist in various functions relating to the Stores as more fully described below.

A. CONSULTANT SERVICES.

                  Consultant agrees during the term hereof to render the following services as and when the same may be requested by Company;

                  (a) to advise and report upon the operation of the Stores and in connection therewith to assist the Company in evaluating the performance of any management company or personnel responsible for the day-to-day management of the Stores, to review the monthly management reports and other reports prepared by such day-to-day manager and to make recommendations to the Company with respect to the manner of the operation and management of the Stores;

                  (b) to supervise and inspect repairs, replacements and maintenance done at the Stores;

                  (c) to advise upon prospective lease locations for future Stores and to assist the Company in lease negotiations to obtain the most favorable lessor concessions;

                  (d) to advise in connection with proposed acquisitions of existing message therapy, retail and educational school operations, including analysis of the target company's operations, fitness expertise, financials and structure;

                  (e) to assist in the preparation of, and review and make recommendations with respect to, budgets prepared by or on behalf of the Company in connection with the future operations of the Stores;

                  (f) to assist in the preparation of marketing brochures and to seek contracts and relationships with professional and trade organizations to foster the business of the Company;

                  (g) to consult with the Company and its personnel to facilitate and expedite filings with and presentations to the state gaming authorities;

                  (h)  to  consult  with  the  Company   regarding   alternative
marketing strategies such as overseas message and backrub stores, and use of informercials, catalogues and radio and TV marketing;

                  (i) to seek sources of lending commitments, and

                  (j) to render such further advice and reports as may be reasonable and appropriate under the circumstances in connection with the ownership, management or financing of the Stores.

                  Consultant shall furnish the foregoing services through its officers and employees from time to time as may be requested by Company and shall be rendered in New York City or other areas in which the Stores are located, or at the Consultant's offices in Bergen County, New Jersey, as required, in which former cases Consultant shall be reimbursed for actual out-of-pocket travel expenses (not to exceed $1,000 per trip) incurred in connection with requests by Company hereunder.

B. CONSULTANT'S COMPENSATION.

                  In consideration of the services to be performed by Consultant pursuant to Paragraph A hereof, Company shall pay to Consultant a fee (the "Agent's Fee") of $5,000 per month in advance (but in no event less than $60,000 payable upon the next ensuing closing of an offering of the Company's equity securities, and an additional $60,000 upon the first anniversary


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

thereof) by good check made payable to Consultant to be delivered to Consultant as herein provided. The Agent's Fee shall be deemed earned upon execution and delivery hereof and will be nonrefundable, but represents Consultant's sole and exclusive compensation by reason of this transaction or otherwise in respect of the Stores, except as herein expressly provided.

C. TERM AND TERMINATION.

                  This agreement will remain in full force and effect until January 31, 1998. In the event Consultant shall default hereunder, Company's sole and exclusive remedy shall be to notify Consultant and in the event Consultant shall fail to cure the default within 90 days following receipt of such notice, Company may make an application for arbitration of the dispute as below provided. In the event the panel shall rule in favor of Company, Company shall have the option to terminate this agreement on 30 days' notice to Consultant.

D. GENERAL

                  Consultant is an independent contractor, and this agreement will not be construed in any way as creating a joint venture or employment between the Company and Consultant. Consultant acknowledges and agrees that with respect to its employees it is solely responsible for withholding, collecting, and paying employment taxes, filing information returns, and performing all other duties imposed upon employers under applicable Federal, state, and local laws, rules, and regulations.

                  Any notice or other communication under, in connection with or pursuant to this agreement shall be in writing and signed, and will be deemed to be given when personally delivered or three days after the day when sent by certified or registered mail, postage prepaid with return receipt requested, and addressed to the respective parties at their above addresses or to any other addresses to which either party may notify the other.

                  This agreement constitutes a personal services contract and, accordingly, may not be assigned, except as to an affiliate or successor in interest, and any purported assignment in violation of this provision shall be void, and shall constitute an event of default hereunder.

                  This agreement will be governed by the laws of the State of New York without giving effect to the choice of law or conflict of laws provisions thereof.

                  This agreement (i) sets forth the entire understanding of the parties with respect to the subject matter hereof; (ii) incorporates and merges any and all previous agreements, understandings and communications, oral or written, and (iii) may


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

not be modified, amended or waived except by a specific written instrument duly executed by the party against whom such modification amendment or waiver is sought to be enforced.

                  The headings of the sections of this agreement are for the convenience of reference only and will not affect the meaning or operation of this agreement.

                  In the event that any provision of this agreement will be considered void, voidable, illegal, or invalid for any reason such provision will be of no force and effect only to the extent that it is so declared void, voidable, illegal, or invalid. All of the provisions of this agreement not specifically found to be so deficient will remain in full force and effect.

                  Any controversy or claim arising under this agreement shall be submitted to arbitration in New York City in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitration(s) may be entered in any court having jurisdiction thereof, costs to be borne equally.

                  Please confirm that the foregoing is in accordance with your understanding by signing and returning to us the enclosed duplicate of this agreement.

                                Sincerely yours,

                                THE GREAT AMERICAN BACKRUB STORE, INC.

                                By: /S/ WILLIAM ZANKER
                                ------------------------------------------------
                                    William Zanker
                                    President

Confirmation acknowledged:

HORATIO MANAGEMENT SERVICES CORP

By: /S/ HERMAN EPSTEIN
------------------------------------
Herman Epstein
Chairman


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